Rule 497(k)

File No. 333-174332

First Trust Exchange-Traded Fund IV

SUMMARY PROSPECTUS
First Trust Senior Loan Fund
Ticker Symbol:	FTSL
Exchange:	The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FTSL.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.  The Fund’s  prospectus and statement of additional information, both dated March 2, 2020, are all incorporated by reference into this Summary Prospectus.
March 2, 2020

Investment Objectives
The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund’s secondary investment objective is the preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.86%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$276	$479	$1,065
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to outperform each of the Primary Index and Secondary Index (as defined below) by investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans (“Senior Loans”). The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Primary Index”) is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The Primary Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The Markit iBoxx USD Liquid Leveraged Loan Index (the “Secondary Index”) selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the Primary or Secondary Index, but rather seeks to outperform each of the indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment.
A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate (“LIBOR”). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims, meaning that in the event of a bankruptcy of the borrower the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund may invest significantly in “covenant-lite” loans, which are loans issued with fewer restrictions on collateral, payment terms and level of income. Traditional loans generally have protective covenants built into the contract to protect the lender, including financial maintenance tests that measure the debt-service capabilities of the borrower; however, covenant-lite loans lack many of these lender protection provisions. Covenant-lite loans carry more risk than traditional loans and allow borrowers to engage in activities that would be difficult or impossible under a traditional loan agreement. The lack of traditional lender protection provisions contained in covenant-lite loans may impact recovery values and/or trading levels in the future.
The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Fund may invest in Senior Loans directly, either from the borrower as part of a primary issuance or in the secondary market through assignments of portions of Senior Loans from third parties, or participations in Senior Loans, which are contractual relationships with an existing lender in a loan facility whereby the Fund purchases the right to receive principal and interest payments on a loan but the existing lender remains the record holder of the loan. The Senior Loans included in the Fund’s portfolio often maintain a duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days.
When identifying prospective investment opportunities in Senior Loans, First Trust Advisors L.P., the Fund’s investment advisor, currently intends to invest primarily in Senior Loans that are below investment grade quality at the time of investment, and relies on fundamental credit analysis in an effort to attempt to minimize the loss of the Fund’s capital and to select assets that provide attractive relative value. Securities rated below investment grade, commonly referred to as “junk” or “high yield” securities, include securities that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc. (“Moody’s”), Fitch Inc., or Standard & Poor’s, Inc. (“S&P”), respectively. The Fund may invest in securities of any rating. The Fund may also invest in unrated securities deemed by the investment advisor to be of comparable quality to those securities rated below investment grade.
The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities, which may include convertible bonds), (2) warrants, U.S. and non-U.S. equity and equity-like positions and interests and other securities issued by or with respect to a borrower or its affiliates, and/or (3) securities of other investment companies. In addition, the Fund may invest up to 15% of its net assets in Senior Loans and/or other floating rate loans that are distressed or in default.
The Fund’s investment advisor combines a fundamental credit selection process with relative value analysis and top-down macroeconomic perspectives when selecting investment opportunities. The Fund’s investment advisor believes that an evolving investment environment offers varying degrees of investment risk opportunities in the bank loan, high yield and other fixed income instrument markets. To capitalize on attractive investments and effectively manage potential risk, the Fund’s investment advisor believes that the combination of thorough and continuous credit analysis, market evaluation, diversification and the ability to reallocate investments is critical to achieving higher risk-adjusted returns.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOAN RISK. There may be instances in which the Fund invests in covenant-lite loans. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. To the extent the Fund invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Senior Loan Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
4.39%	March 31, 2019	-3.64%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	9.48%	3.70%	3.31%	5/1/2013
Return After Taxes on Distributions	7.50%	1.99%	1.61%
Return After Taxes on Distributions and Sale of Shares	5.58%	2.06%	1.75%
Markit iBoxx USD Liquid Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.67%	3.39%	3.02%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)	10.65%	4.14%	3.58%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
•	William Housey, CFA, Managing Director of Fixed Income and Senior Portfolio Manager of First Trust
•	Jeffrey Scott, CFA, Senior Vice President, Deputy Credit Officer and Portfolio Manager of First Trust
•	Orlando Purpura, CFA, CMT, Senior Vice President, Chief Credit Officer and Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013, while Messrs. Scott and Purpura have served as part of the portfolio management team of the Fund since 2020 and 2016, respectively.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FTSL.
FTSLSP030220